                     FUND PARTICIPATION AGREEMENT AMENDMENT

This Fund Participation Agreement Amendment hereby amends the Fund Participation Agreement dated June 1999, as amended, between the Allmerica Financial Life and Annuity Insurance Company, and each of Dreyfus Investment Portfolios, The Dreyfus Socially Responsible Growth Fund, Inc. and the Dreyfus Variable Investment Fund ("Agreement") in the following manner:

The Agreement is amended to replace Exhibit B in its entirety by the revised Exhibit B, attached hereto.

IN WITNESS WHEREOF, the parties hereto have executed this Fund Participation Agreement Amendment as of December 15, 2001.

                                           ALLMERICA FINANCIAL LIFE AND
                                           ANNUITY INSURANCE COMPANY

                                           By:_________________________________
                                           Name:
                                           Title:
Attest:_____________________________




                                           THE DREYFUS SOCIALLY RESPONSIBLE
                                           GROWTH FUND, INC.

                                           By:_________________________________
                                           Name:
                                           Title:
Attest:_____________________________




                                           DREYFUS VARIABLE INVESTMENT FUND

                                           By:_________________________________
                                           Name:
                                           Title:
Attest:_____________________________




                                           DREYFUS INVESTMENT PORTFOLIOS

                                           By:_________________________________
                                           Name:
                                           Title:
Attest:_____________________________

                                    EXHIBIT B

                            CONTRACTS OF THE COMPANY

---------------------------------------------------------------------------------------------------------------------------
                                      CONTRACT 1                      CONTRACT 2                       CONTRACT 3
---------------------------------------------------------------------------------------------------------------------------
CONTRACT/PRODUCT NAME       Scudder Gateway Elite           Scudder Gateway Custom           Scudder Gateway Advisor
---------------------------------------------------------------------------------------------------------------------------
REGISTERED (Y/N)            Y                               Y                                Y

SEC REGISTRATION NUMBER     333-9965                        333-10283                        333-63091

REPRESENTATIVE FORM         A3025-96                        A3026-96                         A3027-98
NUMBERS

SEPARATE ACCOUNT            Separate Account KG of          Separate Account KGC of          Separate Account KG of
NAME/DATE ESTABLISHED       Allmerica Financial Life        Allmerica Financial Life         Allmerica Financial Life
                            Insurance and Annuity Company   Insurance and Annuity Company    Insurance and Annuity Company

SEC REGISTRATION NUMBER     811-7767                        811-7777                         811-7767

PORTFOLIOS                  Dreyfus Investment              Dreyfus Investment Portfolios:   Dreyfus Investment
                            Portfolios:                     -   MidCap Stock                 Portfolios:
                            -    MidCap Stock                   Portfolio                    -    MidCap Stock
                                 Portfolio                                                        Portfolio
                            The Dreyfus Socially             The Dreyfus Socially            The Dreyfus Socially
                            Responsible Growth Fund, Inc.    Responsible Growth Fund, Inc.   Responsible Growth Fund, Inc.


                            CONTRACTS OF THE COMPANY

---------------------------------------------------------------------------------------------------------------------------
                                      CONTRACT 4                      CONTRACT 5                       CONTRACT 6
---------------------------------------------------------------------------------------------------------------------------
CONTRACT/PRODUCT NAME       Scudder Gateway Plus            Scudder Gateway Advisor 2        ValuePlus Assurance
---------------------------------------------------------------------------------------------------------------------------
REGISTERED (Y/N)            Y                               Y                                Y

SEC REGISTRATION NUMBER     333-81019                       333-90539                        333-93031

REPRESENTATIVE FORM         A3028-99                        A3030-99                         1036-99
NUMBERS

SEPARATE ACCOUNT            Separate Account KG of          Separate Account KG of           FUVUL Separate Account  of
NAME/DATE ESTABLISHED       Allmerica Financial Life        Allmerica Financial Life         Allmerica Financial Life
                            Insurance and Annuity Company   Insurance and Annuity Company    Insurance and Annuity Company

SEC REGISTRATION NUMBER     811-7767                        811-7767                         811-09731


PORTFOLIOS                  Dreyfus Investment              Dreyfus Investment Portfolios:   Dreyfus Variable Investment
                            Portfolios:                                                      Fund:
                            -  MidCap Stock                 -  MidCap Stock Portfolio        -  Appreciation
                               Portfolio                                                        Portfolio
                                                                                             -  Quality Bond
                                                                                                Portfolio
                            The Dreyfus Socially            The Dreyfus Socially             The Dreyfus Socially
                            Responsible Growth Fund, Inc.   Responsible Growth Fund, Inc.    Responsible Growth Fund, Inc.
---------------------------------------------------------------------------------------------------------------------------

                                             CONTRACTS OF THE COMPANY

---------------------------------------------------------------------------------------------------------------------------
                                      CONTRACT 7                      CONTRACT 8                       CONTRACT 9
---------------------------------------------------------------------------------------------------------------------------
CONTRACT/PRODUCT NAME       PremierFocus                    PremierFocus                     First Union IVA
---------------------------------------------------------------------------------------------------------------------------
REGISTERED (Y/N)            N                               N                                Y

SEC REGISTRATION NUMBER     N/A                             N/A                              Pending

REPRESENTATIVE FORM         1037-99                         1037-99                          A3029-99
NUMBERS

SEPARATE ACCOUNT            FR1 of Allmerica Financial      FQ1 of Allmerica Financial       Separate Account VA-K of
NAME/DATE ESTABLISHED       Life Insurance and Annuity      Life Insurance and Annuity       Allmerica Financial Life
                            Company                         Company                          Insurance and Annuity Company

SEC REGISTRATION NUMBER     N/A                             N/A                              811-6293

PORTFOLIOS                                                  Dreyfus Variable Investment      Dreyfus Variable Investment
                                                            Fund:                            Fund:
                                                            -  Appreciation Portfolio        -   Appreciation
                                                            -  Quality Bond Portfolio            Portfolio
                                                            -  Money Market Portfolio        -   Quality Bond
                                                                                                 Portfolio

                            The Dreyfus Socially            The Dreyfus Socially             The Dreyfus Socially
                            Responsible Growth Fund, Inc.   Responsible Growth Fund, Inc.    Responsible Growth Fund, Inc.
---------------------------------------------------------------------------------------------------------------------------

                                             CONTRACTS OF THE COMPANY

---------------------------------------------------------------------------------------------------------------------------
                                     CONTRACT 10                      CONTRACT 11                     CONTRACT 12
---------------------------------------------------------------------------------------------------------------------------
CONTRACT/PRODUCT NAME       First Union Private Placement   First Union Private Placement    Scudder Gateway Incentive
                            Annuity                         Annuity                          (Secondary)
---------------------------------------------------------------------------------------------------------------------------
REGISTERED (Y/N)            N                               N                                Y

SEC REGISTRATION NUMBER     N/A                             N/A                              333-46716

REPRESENTATIVE FORM         A3034-00                        A3034-00                         A3032-00
NUMBERS

SEPARATE ACCOUNT            UR1 of Allmerica Financial      UQ1 of Allmerica Financial       Separate Account KG
NAME/DATE ESTABLISHED       Life Insurance and Annuity      Life Insurance and Annuity
                            Company                         Company

SEC REGISTRATION NUMBER     N/A                             N/A                              811-7767

PORTFOLIOS                                                  Dreyfus Variable Investment      Dreyfus Investment
                                                            Fund:                            Portfolios:
                                                            -  Appreciation Portfolio        -  MidCap Stock
                                                            -  Quality Bond Portfolio           Portfolio

                            The Dreyfus Socially            The Dreyfus Socially             The Dreyfus Socially
                            Responsible Growth Fund, Inc.   Responsible Growth Fund, Inc.    Responsible Growth Fund, Inc.
---------------------------------------------------------------------------------------------------------------------------

                                             CONTRACTS OF THE COMPANY

---------------------------------------------------------------------------------------------------------------------------
                                     CONTRACT 11                      CONTRACT 12                     CONTRACT 13
---------------------------------------------------------------------------------------------------------------------------
CONTRACT/PRODUCT NAME       Scudder Gateway Flex Life
---------------------------------------------------------------------------------------------------------------------------
REGISTERED (Y/N)            Y

SEC REGISTRATION NUMBER     333-84879

REPRESENTATIVE FORM         TBD
NUMBERS

SEPARATE ACCOUNT            Separate Account IMO
NAME/DATE ESTABLISHED

SEC REGISTRATION NUMBER     811-09529

PORTFOLIOS                  Dreyfus Investment
                            Portfolios:
                            -  MidCap Stock
                               Portfolio

                            The Dreyfus Socially
                            Responsible Growth Fund, Inc.
---------------------------------------------------------------------------------------------------------------------------